Exhibit 99.1

Welcome to the Old Second Bancorp, Inc. 2008 Annual Meeting

Call to order

William B. Skoglund J. Douglas Cheatham Chairman, President & CEO Chief Financial Officer Old Second Bancorp, Inc. Old Second Bancorp, Inc. 630-906-5483 630-906-5484 James L. Eccher Stewart Beach Chief Operating Officer/ Exec. VP Wealth Management President & CEO Old Second National Bank Old Second National Bank 630-906-5478 630-966-2433

Introduction of Directors/Others

Bancorp Board Members William B. Skoglund J. Douglas Cheatham James L. Eccher Edward Bonifas Marvin Fagel Barry Finn William Kane Mary Krasner John Ladowicz Kenneth Lindgren D. Chet McKee William Meyer Gerald Palmer James Schmitz

Special thanks to retiring Board Members Jesse Maberry Walter Alexander

Appointed Proxies for Management James Benson Jesse Maberry Townsend L. Way, Jr.

Quorum Represented/Notice of Meeting Inspectors of Election Robin Hodgson Gayle Copenhaver D. Chet McKee

Minutes-2007 Annual Meeting

Election of Directors Marvin Fagel Barry Finn William Kane John Ladowicz Kenneth Lindgren

Approve the adoption of the Old Second Bancorp, Inc. 2008 Equity Incentive Plan

Ratification/Approval of Grant Thornton, LLP

Forward-looking Statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. Generally, we believe that these measures and ratios provide users of our financial information a more accurate view of the performance of the interest-earning assets and interest-bearing liabilities and of our operating efficiency for comparative purposes with other financial holding companies. The reconciliation of each non-GAAP presentation is included herein. and Non-GAAP Disclosures

Economic Report Stewart Beach

Real Gross Domestic Product -2 -1 0 1 2 3 4 5 6 7 8 1999 2000 2001 2002 2003 2004 2005 2006 2007 Source: Bureau of Economic Analysis

Housing Starts 50 Years Ending February 2008 Housing Starts Beginning Date Ending Date Duration Years Percent Change 1 4/1958 3/1959 0.92 46.75% 2 3/1959 2/1961 1.92 -29.77% 3 2/1961 10/1963 2.67 49.22% 4 10/1963 12/1966 3.17 -46.07% 5 12/1966 3/1969 2.25 80.21% 6 3/1969 1/1970 0.83 -27.69% 7 1/1970 11/1972 2.83 102.88% 8 11/1972 4/1975 2.42 -60.71% 9 4/1975 6/1978 3.17 118.54% 10 6/1978 5/1980 1.92 -52.30% 11 5/1980 1/1981 0.67 50.05% 12 1/1981 1/1982 1.00 -42.94% 13 1/1982 2/1984 2.08 125.68% 14 2/1984 3/1991 7.08 -54.08% 15 3/1991 5/1994 3.17 69.71% 16 5/1994 5/1995 1.00 -15.92% 17 5/1995 2/1999 3.75 36.03% 18 2/1999 9/2000 1.58 -13.42% 19 9/2000 1/2006 5.33 42.61% 20 1/2006 2/2008 2.08 -51.25% Average Increase 2.68 72.17% Average Decline 2.30 -39.42% Shaded areas represent periods of declining Housing Starts. 2800 2600 2400 2200 2000 1800 1600 1400 1200 1000 800 58 60 62 64 66 68 70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 Trend Criteria - Minimum 10% (+/-) change over 6 months. Data: 3 Month Moving Average (Thousands of Units) • Black line segments indicate periods not meeting the trend criteria. Vertical Lines: Recessions - Beginning (dashed line), End (solid line) - as defined by the National Bureau of Economic Research Sources: Bureau of the Census; National Bureau of Economic Research; Copyright © 2008 Crandall, Pierce & Company • All rights reserved. This copyright protected illustration is for internal use only. Under no circumstances may this illustration be copied, reproduced or redistributed in whole or in part including the data contained herein, without prior written permission from Crandall, Pierce & Company. The information presented herein was compiled from sources believed to be reliable. It is intended for illustrative purposes only, and is furnished without responsibility for completeness or accuracy. Past performance does not guarantee future results. 416E-HS Copyright © 2008 CRANDALL, PIERCE & COMPANY • All rights reserved • 14047 West Petronella Drive • Libertyville, Illinois 60048 • 1-847-549-6015 • Internet: www.crandallpierce.com -CCLXV-

Home Sales - Existing & New 25 Years Ending February 2008 Existing Home Sales Beginning Date Ending Date Duration Years Percent Change 1 2/1983 4/1984 1.17 23.05% 2 4/1984 10/1984 0.50 -11.37% 3 10/1984 12/1986 2.17 46.79% 4 12/1986 12/1990 4.00 -28.02% 5 5/1991 11/1991 0.50 -12.29% 6 11/1991 12/1993 2.08 42.35% 7 12/1993 4/1995 1.33 -24.49% 8 4/1995 6/2005 10.17 120.30% 9 6/2005 1/2008 2.58 -32.74% Average Advance 3.90 58.12% Average Decline 1.78 -21.78% Trend Criteria - Minimum 10% (+/-) change over 6 months Shaded areas represent periods of declining sales. 8000 6000 4000 2000 1600 New Home Sales Beginning Date Ending Date Duration Years Percent Change 1 2/1983 12/1983 0.83 37.54% 2 12/1983 8/1984 0.67 -26.65% 3 8/1984 3/1986 1.58 55.20% 4 3/1986 1/1988 1.83 -33.52% 5 1/1988 1/1989 1.00 22.91% 6 7/1989 1/1991 1.50 -45.14% 7 1/1991 12/1993 2.92 102.49% 8 12/1993 2/1995 1.17 -31.16% 9 2/1995 11/1998 3.75 78.00% 10 11/1998 6/2000 1.58 -20.30% 11 6/2000 12/2000 0.50 23.96% 12 12/2000 9/2001 0.75 -13.22% 13 9/2001 7/2005 3.83 62.84% 14 7/2005 2/2008 2.58 -57.52% Average Advance 2.06 54.71% Average Decline 1.44 -32.50% Trend Criteria - Minimum 10% (+/-) change over 6 months Shaded areas represent periods of declining sales. 1600 1000 800 600 400 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 Data: Thousands of Homes (Annualized) • Black line segments indicate periods not meeting the trend criteria. Vertical Lines: Recessions - Beginning (dashed line), End (solid line) - as defined by the National Bureau of Economic Research Sources: National Association of Realtors; Bureau of the Census; Copyright © 2008 Crandall, Pierce & Company • All rights reserved. This copyright protected illustration is for internal use only. Under no circumstances may this illustration be copied, reproduced or redistributed in whole or in part including the data contained herein, without prior written permission from Crandall, Pierce & Company. The information presented herein was compiled from sources believed to be reliable. It is intended for illustrative purposes only, and is furnished without responsibility for completeness or accuracy. Past performance does not guarantee future results. 416E-H Copyright © 2008 CRANDALL, PIERCE & COMPANY • All rights reserved • 14047 West Petronella Drive • Libertyville, Illinois 60048 • 1-847-549-6015 • Internet: www crandallpierce.com -CCLXV-

LABOR MARKET -100 0 100 200 300 400 3/31/2005 9/30/2005 3/31/2006 9/30/2006 3/31/2007 9/30/2007 4.0 4.2 4.4 4.6 4.8 5.0 5.2 5.4 Jobs Added Unemployment Rate Labor Market

CONSUMER PRICE INDEX CPI and Core CPI - % YOY Headline - 4.3 Core - 2.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 3/31/2003 9/30/2003 3/31/2004 9/30/2004 3/31/2005 9/30/2005 3/31/2006 9/30/2006 3/31/2007 9/30/2007 Consumer Price Index Headline CPI Core CPI

Commodities OIL SPOT PRICE - WEST TEXAS INTERMEDIATE 120 110 100 90 80 70 60 50 40 30 20 3/31/2003 1/30/2004 11/30/2004 9/30/2005 7/31/2006 5/01/2007 COPPER SPOT PRICE 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 3/31/2003 1/30/2004 11/30/2004 9/30/2005 7/31/2006 5/31/2007 GOLD SPOT PRICE 200 300 400 500 600 700 800 900 1000 3/31/2003 1/30/2004 11/30/2004 9/30/2005 7/31/2006 5/31/2007 DJ AIG COMMODITY INDEX 150 200 250 300 350 400 450 3/31/2003 1/30/2004 11/30/2004 9/30/2005 7/31/2006 5/31/2007

The Strength of the U.S. Dollar 8 Years Ending February 2008 U.S. Dollars Per Euro Beginning Date Ending Date Duration Years Percent Change 1 2/2000 5/2001 1.25 -12.56% 2 5/2001 9/2001 0.33 7.62% 3 9/2001 12/2001 0.25 -7.99% 4 12/2001 5/2003 1.42 40.54% 5 5/2003 8/2003 0.25 -6.63% 6 8/2003 12/2004 1.33 23.23% 7 12/2004 11/2005 0.92 -12.91% 8 11/2005 2/2008 2.25 28.81% Weakening - Average 1.33 25.05% Strengthening - Average 0.67 -10.02% Trend Criteria - Minimum 5% (+/-) change over 3 months. $1.60 $1.50 $1.40 $1.30 $1.20 $1.10 $1.00 $0.90 $0.80 U.S. Dollars Per Euro U.S. Dollars Per Yen Beginning Date Ending Date Duration Years Percent Change 1 6/2000 3/2001 0.75 -16.29% 2 3/2001 8/2001 0.42 5.72% 3 8/2001 12/2001 0.33 -14.77% 4 12/2001 3/2004 2.25 33.73% 5 3/2004 7/2004 0.33 -6.47% 6 7/2004 12/2004 0.42 8.48% 7 12/2004 11/2005 0.92 -14.19% 8 11/2005 5/2006 0.50 6.59% 9 5/2006 6/2007 1.08 -9.02% 10 6/2007 2/2008 0.67 18.43% Weakening - Average 0.85 14.59% Strengthening - Average 0.68 -12.15% Trend Criteria - Minimum 5% (+/-) change over 3 months. $0.011 $0.010 $0.009 $0.008 $0.007 U.S. Dollars Per Yen 2000 2001 2002 2003 2004 2005 2006 2007 2008 Sources: Federal Reserve Board; Copyright © 2008 Crandall, Pierce & Company • All rights reserved. This copyright protected illustration is for internal use only. Under no circumstances may this illustration be copied, reproduced or redistributed in whole or in part including the data contained herein, without prior written permission from Crandall, Pierce & Company. The information presented herein was compiled from sources believed to be reliable. It is intended for illustrative purposes only, and is furnished without responsibility for completeness or accuracy. Past performance does not guarantee future results. 416E-EY Copyright © 2008 CRANDALL, PIERCE & COMPANY • All rights reserved • 14047 West Petronella Drive • Libertyville, Illinois 60048 • 1-847-549-6015 • Internet: www.crandallpierce.com -CCLXIV-

U.S. Government Yield Curves The Last Twelve Months 5.2% 5.0% 4.8% 4.6% 4.4% 4.2% 4.0% 3.8% 3.6% 3.4% 3.2% 3.0% 2.8% 2.6% 2.4% 2.2% 2.0% 1.8% 5.2% 5.0% 4.8% 4.6% 4.4% 4.2% 4.0% 3.8% 3.6% 3.4% 3.2% 3.0% 2.8% 2.6% 2.4% 2.2% 2.0% 1.8% March 2007 April 2007 May 2007 June 2007 July 2007 August 2007 Sept. 2007 Oct. 2007 Nov. 2007 Dec. 2007 Jan. 2008 Feb. 2008 Month End Observations: 3 Month, 1,2,3,5,7,10 & 30 Years Sources: Federal Reserve Board; Copyright © 2006 Crandall, Pierce & Company • All rights reserved. This copyright protected illustration is for internal use only. Under no circumstances may this illustration be copied, reproduced or redistributed in whole or in part including the data contained herein, without prior written permission from Crandall, Pierce & Company. The information presented herein was compiled from sources believed to be reliable. It is intended for illustrative purposes only, and is furnished without responsibility for completeness or accuracy. Past performance does not guarantee future results. 2A Copyright © 2008 CRANDALL, PIERCE & COMPANY • All rights reserved • 14047 West Petronella Drive • Libertyville, Illinois 60048 • 1-847-549-6015 • Internet: www.crandallpierce.com -CCLXIV-

CREDIT SPREADS (TEN YEAR MATURITIES) - % 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3/31/2003 1/30/2004 11/30/2004 9/30/2005 7/31/2006 5/31/2007 AAA AA A BBB Credit Spreads

1 2008 Outlook • Yield curve to remain steep in ‘08 Fed Funds will decrease from 2.25 to 1.75%. Prime from 5.25% to 4.75% 10 year Treasury range ? S&P 500 Flat, give or take • Oil to average over $100.00 a barrel • GDP flat (first 2 quarters negative)

Management Reports Doug Cheatham

America’s Most Trustworthy Bank Forbes.com Special Report - March 27, 2008 America’s Most Trustworthy Companies • Old Second Bancorp is the highest rated bank. • Analysis was performed by Audit Integrity, Inc. • The study ranks accounting and corporate governance of public companies. • Highly-rated companies: — Issue “transparent accounting statements and follow conservative accounting procedures.” — “Do not play games with revenue and expense recognition or asset valuation.” • Audit Integrity reports a very high correlation between their score and stockholder returns.

2 Financial Highlights Change 2006 2007 +0.01% 0.02% 0.03% Net charge-offs to avg. loans +0.19% 0.13% 0.32% Nonperforming loans / loans +0.84% 15.29% 16.13% Return on equity -0.29% 3.34% 3.05% Net interest margin 8.0% $1.75 $1.89 Diluted earnings per share 1.3% $23.7 $24.0 Net income* 2.5% $2,063 $2,114 Deposits* 7.2% $1,764 $1,891 Loans* 8.1% $2,459 $2,659 Assets* *Millions

Loan Mix 14% 12% 5% 35% 6% 10% 1% 17% Commercial & Industrial Commercial Real Estate Residential Construction Other Constr. and Development Residential - Owner Occupied Residential - Other Home Equity Lines Consumer 5% 34% 4% 10% 15% 1% 14% 17% 2006 2007 as of period-end

Net Charge-Offs -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 OSBC Peer The peer group consists of the Midwest banks of $1 billion to $5 billion. to Average Loans

Non-Performing Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 OSBC Peer The peer group consists of the Midwest banks of $1 billion to $5 billion. to Loans

Deposit Mix 14% 22% 19% 28% 12% 5% Noninterest-bearing Savings NOW Accounts Money Market CD’s less than $100,000 CD’s $100,000 or more 13% 27% 19% 12% 24% 5% 2006 2007 as of period-end

2007 Initiatives • Heritage Acquisition • Capital Management • Tender offer (Stock buy-back) • Trust preferred • Joliet/Elgin Expansion • Cost Reductions • Pension • Headcount • Closed 3 branches • Consolidated charters • Centralized operations • Mortgage offices closed, merged into branches • New tax strategy

Management Reports Jim Eccher

3 2006 2007 Percent Change Total Assets 324,150 348,127 7.4% Total Net Loans 249,328 283,278 13.6% Total Deposits 280,562 293,211 4.5% ROE (Bank only-Sub-S Tax Adj.) 15.60% 14.30% ROA Sub-S Tax Adj. 1.22% 1.15% Non-Accrual Loans 0 0 Loans Past Due> 90 Days 50 0 Year-End Financial Results ($ in Thousands) Source: HeritageBanc Annual Report HeritageBanc, Inc. & Subsidiary

4 New Lenox Frankfort Aurora Chicago Heights Mokena Future site Construction in progress

5 Northeastern Illinois Planning Commission 6 Counties by Population Growth 10.4% 561,507 5,938,248 5,376,741 Cook 10.9% 98,164 1,002,325 904,161 DuPage 73% 189,746 449,823 260,077 McHenry 31% 199,959 844,315 644,356 Lake 71% 288,227 692,346 404,119 Kane 121% 605,512 1,107,778 502,266 Will % Growth 2030 2000

Municipalities Expected to Gain the Most 30,712 Shorewood 30,928 Joliet (Will) 31,440 Crete 32,227 Bolingbrook 36,420 Manhattan 38,705 Huntley 39,738 Naperville 44,880 Monee 48,017 Aurora (excl. Kendall) 52,706 Plainfield (Will) 56,827 Frankfort 58,833 Sugar Grove 67,929 Elgin 83,954 New Lenox 364,881 Chicago Increase POPULATION 17,117 North Chicago 17,462 Northbrook 18,033 Elwood 20,728 New Lenox 20,925 Downers Grove 21,870 Sugar Grove 23,541 Schaumburg 23,623 Glenview 24,800 West Chicago 33,607 Elgin 36,853 Elk Grove Village 37,395 Joliet 43,534 Aurora 83,722 Naperville 240,730 Chicago Increase JOBS People and Jobs from 2000 to 2030 *Cities Without 02 Branch *

6 Plainfield Huntley Monee Manhattan Bolingbrook Crete New Lenox Sugar Grove Frankfort Aurora Naperville Joliet Shorewood Elgin Future site Construction in progress

Old Second Kane County 9.77% 10.54% 9.49% 9.70% 11.30% 13.41% 15.98% 5/3 4.11% 8.28% 8.75% 10.14% 17.86% % Mkt 2006 4.14% 1.70% 8.55% 10.54% 18.44% % Mkt 2005 4.37% 1.67% 8.64% 11.61% 17.97% % Mkt 2004 4.81% 1.59% 9.48% 10.59% 17.34% % Mkt 2003 5.00% 1.68% 8.82% 10.49% 17.21% % Mkt 2002 5.52% 1.55% 8.92% 10.82% 16.19% % Mkt 2001 4.20% 1st Am 7.50% MidAm 9.22% JPM/Chase 9.40% Harris 17.66% O2 % Mkt 2007 Remaining 41 banks each have less than 4% share of Kane County market. Deposit Market Share

Old Second Kendall County Deposit Market Share 15.83% 14.52% 14.36% 13.77% 13.38% 12.79% 12.42% Castle 6.48% 7.41% 8.44% 11.95% 33.10% % Mkt 2006 6.15% 7.68% 8.79% 14.27% 33.46% % Mkt 2005 6.06% 7.52% 9.89% 15.49% 32.39% % Mkt 2004 6.69% 7.54% 11.57% 15.93% 30.21% % Mkt 2003 8.09% 7.29% 12.15% 16.38% 28.53% % Mkt 2002 10.03% 7.24% 5.47% 15.66% 25.67% % Mkt 2001 6.29% 5/3 6.56% Centrue 8.42% Harris 11.50% Oswego 30.80% O2 % Mkt 2007 Remaining 8 banks each have less than 6% share of Kendall County market.

1.33% 1.06% .76% .66% .45% .36% Heritage** 14.52% 18.71% 18.40% 18.73% 17.31% 18.55% 19.86% 1st MidW .34% 3.18% 4.61% 7.53% 24.98% % Mkt 2006 .13% 2.79% 4.66% 7.44% 27.39% % Mkt 2005 N/A 2.56% 4.36% 7.83% 29.17% % Mkt 2004 N/A 2.41% 4.47% 8.08% 19.63% % Mkt 2003 N/A 2.27% 4.30% 8.54% 21.16% % Mkt 2002 N/A 2.19% 3.88% 9.50% 5.19% % Mkt 2001 2.01%* 02 3.32% Nat’l City 4.67% 1st United 7.93% JP Morgan 23.23% Harris % Mkt 2007 Old Second Will County Deposit Market Share *O2 ranks 12th out of 59 banks located in Will County and includes Heritage Bank for 2007 **For information purposes only

Management Reports Bill Skoglund

7 Selected Chicago Area Banks as of 12/31/07 Balance Sheet Market Profitability LTM CO/ NPLs/ Total Return EPS Eff. Assets Avg Lns Loans 1 Year 3 Year 5 Year Growth ROE NIM Ratio Company Name ($b) (%) (%) (%) (%) (%) (%) (%) (%) (%) AMCORE Financial, Inc. 5.2 0.42 NA -39.0 -26.9 11.1 -35.60 7.32 3.35 68.59 Corus Bankshares, Inc. 8.9 0.98 9.88 -39.1 -47.7 32.0 -43.60 12.64 3.11 22.52 First Midwest Bancorp, Inc. 8.1 0.16 0.38 -20.6 -7.6 30.0 -31.65 10.69 3.58 51.98 MB Financial, Inc. 7.8 0.25 0.44 -15.2 -21.3 50.9 -14.57 11.03 3.32 64.86 Midwest Banc Holdings, Inc. 3.7 0.20 1.99 -44.3 -45.2 -38.0 -4.00 6.13 3.02 67.00 PrivateBancorp, Inc. 5.0 0.17 0.93 -8.4 2.2 190.5 -69.89 3.73 3.15 76.71 Taylor Capital Group, Inc. 3.6 0.59 2.82 -48.9 -40.5 -0.2 NM -3.47 3.33 56.55 Wintrust Financial Corporation 9.4 0.16 0.69 -23.3 -32.1 24.1 -12.50 7.64 3.11 70.22 Old Second Bancorp, Inc. 2.7 0.03 0.28 -5.8 -16.2 62.6 8.00 16.13 3.05 64.49 Old Second Bancorp, Inc. Rank 9 1 1 1 3 2 1 1 8 4 Source: SNL Securities

Midwest Banks $1 to $5 billion as of 12/31/07 Balance Sheet Market Profitability LTM CO/ NPLs/ Total Return EPS Eff. Assets Avg Lns Loans 1 Year 3 Year 5 Year Growth ROE NIM Ratio ($b) (%) (%) (%) (%) (%) (%) (%) (%) (%) Old Second Bancorp, Inc. 2.7 0.03 0.28 -5.8 -16.2 62.6 8.00 16.13 3.05 64.49 Average 2.4 0.28 1.27 -16.4 -10.5 26.5 -4.55 8.84 3.51 63.89 Median 2.1 0.24 1.00 -14.0 -15.5 16.8 -4.98 9.20 3.46 63.18 Maximum 5.0 0.97 4.05 24.0 48.7 181.3 113.64 17.26 4.43 84.91 Minimum 1.0 0.07 0.25 -63.7 -67.4 -40.9 -69.89 -3.47 2.87 42.84 Number of banks 40 40 40 40 39 39 39 40 40 40 Old Second Bancorp, Inc. Rank 15 1 2 7 19 8 9 3 35 23 Source: SNL Securities

Stock Comparison 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 OSBC Nasdaq Banks S&P 500 61.54% 49.76% 21.72%

8 Stock Comparison -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep -07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 OSBC Nasdaq Banks S&P 500 -0.91% -22.45% -7.44%

2008 objectives/main issues • Credit quality • Earnings per share growth and ROE • Growth in loans and deposits • Heritage acquisition • Cost efficiencies • Other

Net Charge-Offs The peer group consists of the Midwest banks of $1 billion to $5 billion. to Average Loans -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 OSBC Peer

9 Top 10 reasons 1. Good markets. 2. Strong credit culture/experienced lenders. 3. Relationship banking. Not just transactions. 4. Know customers. 5. Know markets. What works/what doesn’t. 6. Loan review--recognize problems early. Good workout staff. 7. No subprime/option ARMs, other exotic products in portfolio. 8. Basic lending--cash down, guarantees, etc. 9. Recognized slowing markets early. 10. Good credit processes. Underwriting/Loan docs/Servicing.

2008 objectives/main issues • Credit quality • Earnings per share growth and ROE • Growth in loans and deposits • Heritage acquisition • Cost efficiencies • Other

Earnings per share growth and Return on Equity • Last yr. EPS +8%. ROE 16.13% • All cost cuttings not fully in place in 2007 • Heritage needs to be accretive • Margin should improve • Net charge-offs should be manageable

2008 objectives/main issues • Credit quality • Earnings per share growth and ROE • Growth in loans and deposits • Heritage acquisition • Cost efficiencies • Other

2008 objectives/main issues • Credit quality • Earnings per share growth and ROE • Growth in loans and deposits • Heritage acquisition • Cost efficiencies • Other

2008 objectives/main issues • Credit quality • Earnings per share growth and ROE • Growth in loans and deposits • Heritage acquisition • Cost efficiencies • Other

2008 objectives/main issues • Credit quality • Earnings per share growth and ROE • Growth in loans and deposits • Heritage acquisition • Cost efficiencies • Other

Questions